Smartsheet Appoints Mike Gregoire to Board of Directors

Prominent technology executive and investor to support Smartsheet in next stage of growth and market leadership.

BELLEVUE, Wash., - December 4, 2019 — Smartsheet (NYSE: SMAR), the platform for enterprise achievement, today announced the appointment of Mike Gregoire to its board of directors. He will also serve on the board’s Compensation Committee. Gregoire, a Partner at Brighton Park Capital and 25-year technology industry veteran, brings to Smartsheet deep expertise in growing profitable technology companies.

“Mike is a highly respected leader with a proven track record of helping companies achieve and extend market leadership while increasing shareholder value,” said Mark Mader, President and CEO of Smartsheet. “We’re very pleased to have him on the board and look forward to the expertise he brings in helping us serve market needs, delight customers, and build a world-class company culture.”

Prior to his investing career, Gregoire led CA Technologies as Chairman and CEO, overseeing its brand transformation, market growth, and workforce investment efforts through its sale to Broadcom in 2018. Previously, Gregoire led Taleo as Chairman and CEO until its successful sale to Oracle. He also served as Executive Vice President of PeopleSoft‘s global services group for five years and as head of EDS‘ global financial markets group. He holds a Bachelor of Science degree in Physics and Computing from Wilfrid Laurier University in Ontario, Canada, and a Master of Business Administration degree from California Coast University.

“Smartsheet is an innovative, category-leading company whose focus on driving individual and enterprise achievement is something that deeply resonates with me,” said Gregoire. “I look forward to working with Mark, the rest of the board, and the senior leadership team as we define the next phase of growth for a company whose product makes such a profound difference in people’s success and their company’s business results.”

Gregoire has been the chair of the World Economic Forum’s IT Governors Steering Committee, as well as a member of the Business Roundtable’s Information and Technology Committee. He also serves on the Executive Council of TechNet, an organization of CEOs that represents the technology industry on policy issues critical to American innovation and economic competitiveness. Gregoire also served on the Board of Directors at ADP from 2014 to 2019, where he was most recently the Chairman of the Governance committee. He is also a Director of the Women’s Sports Foundation.

About Smartsheet

Smartsheet (NYSE: SMAR) is the platform for enterprise achievement. By aligning people and technology so organizations can move faster and drive innovation, Smartsheet enables its customers and users to achieve more. Visit www.smartsheet.com to learn more.

Forward-Looking Statements

This press release contains “forward-looking” statements that are based on our management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include, but are not limited to, statements about Smartsheet’s expectations regarding possible or assumed business strategies, potential growth and innovation opportunities, new products, and potential market opportunities.

Forward-looking statements generally relate to future events or our future financial or operating performance. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “believe,” “continue,” “could,” “potential,” “remain,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks include, but are not limited to, risks and uncertainties related to: our ability to achieve future growth and sustain our growth rate, our ability to attract and retain channel partners, our ability to attract and retain customers and increase sales to our customers, our ability to develop and release new products and services and to scale our platform, our ability to increase adoption of our platform through our self-service model, our ability to maintain and grow our relationships with strategic partners, the highly competitive and rapidly evolving market in which we participate, our ability to identify targets for, execute on, or realize the benefits of, potential acquisitions, and our international expansion strategies. Further information on risks that could cause actual results to differ materially from forecasted results is included in our filings with the SEC, including our Quarterly Report on Form 10-Q for the quarter ended July 31, 2019 filed with the SEC on September 10, 2019. Any forward-looking statements contained in this press release are based on assumptions that we believe to be reasonable as of this date. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

Media Contact:
Shelby Simonson
pr@smartsheet.com